Equity Financing Transactions of the Daughter Companies	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Equity Financing Transactions of the Daughter Companies
Equity Financing Transactions of the Daughter Companies
During the years ended December 31, 2016, 2015, and 2014, the Company’s publicly traded subsidiaries, Teekay Tankers, Teekay Offshore and Teekay LNG, completed the following public offerings and private placements of equity securities:

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
2016
Teekay Offshore Preferred D Units Offering (1)	100,000	(26,000)	(2,750)	71,250
Teekay Offshore Common Units Offering	102,041	(2,041)	(2,550)	97,450
Teekay Offshore Continuous Offering Program	31,819	(636)	(792)	30,391
Teekay Offshore Private Placement (2)	24,874	(13,167)	—	11,707
Teekay LNG Preferred A Units Offering	125,000	—	(4,293)	120,707
Teekay Tankers Continuous Offering Program	7,747	—	(189)	7,558
2015 (3)
Teekay Offshore Preferred B Units Offering	125,000	—	(4,210)	120,790
Teekay Offshore Preferred C Units Offering	250,000	—	(250)	249,750
Teekay Offshore Continuous Offering Program	3,551	(71)	(66)	3,414
Teekay LNG Continuous Offering Program	36,274	(725)	(900)	34,649
Teekay Tankers Public Offering	13,716	—	(31)	13,685
Teekay Tankers Continuous Offering Program	94,595	—	(2,155)	92,440
Teekay Tankers Private Placement	109,907	—	—	109,907
2014 (4)
Teekay Offshore Continuous Offering Program	7,784	(156)	(153)	7,475
Teekay Offshore Direct Equity Placement	178,569	(3,571)	(75)	174,923
Teekay LNG Public Offering	140,784	(2,816)	(299)	137,669
Teekay LNG Continuous Offering Program	42,556	(851)	(901)	40,804
Teekay Tankers Public Offering	116,000	(20,000)	(4,810)	91,190

(1)
In June 2016, Teekay Offshore issued 4,000,000 of its 10.50% Series D Preferred Units and 4,500,000 warrants exercisable to acquire up to 4,500,000 common units at an exercise price equal to the closing price of Teekay Offshore's common units on June 16, 2016, or $4.55 per unit (or the $4.55 Warrants) and 2,250,000 warrants exercisable to acquire up to 2,250,000 common units with an exercise price at a 33% premium to the closing price of Teekay Offshore's common units on June 16, 2016, or $6.05 per unit (or the $6.05 Warrants) (together, the Warrants). The Warrants have a seven-year term and are exercisable any time after six months following their issuance date. The Warrants are to be net settled in either cash or common units at Teekay Offshore's option. The gross proceeds from the sale of these securities was $100.0 million ($97.2 million net of offering costs).

Teekay purchased for $26.0 million a total of 1,040,000 of Teekay Offshore's Series D Preferred Units. Teekay also received 1,170,000 of the $4.55 Warrants and 585,000 of the $6.05 Warrants. The purchase of Teekay Offshore Series D Preferred Units has been accounted for as an equity transaction. Therefore, no gains or losses were recognized in the Company’s consolidated statements of income (loss) as a result of this purchase.
Net cash proceeds from the sale of these securities of $71.3 million, which excludes Teekay's investment, was allocated on a relative fair value basis to the Series D Preferred Units ($61.1 million), to the $4.55 Warrants ($7.0 million) and to the $6.05 Warrants ($3.1 million). The Warrants qualify as freestanding financial instruments and are accounted for separately from the Series D Preferred Units. The Series D Preferred Units are presented in the Company's consolidated balance sheets as redeemable non-controlling interest in temporary equity which is above the equity section but below the liabilities section as they are not mandatorily redeemable and the prospect of a forced redemption paid with cash due to a change of control event is not presently probable. The Warrants are recorded as non-controlling interests in the Company's consolidated balance sheets.

(2)
In 2016, Teekay Offshore issued 4.7 million common units for a total value of $24.9 million (including the general partner's 2% proportionate capital contribution of $0.5 million) as a payment-in-kind for the distributions on Teekay Offshore's Series C-1 Cumulative Convertible Perpetual Preferred Units (or the Series C-1 Preferred Units) and Series D Preferred Units and Teekay Offshore's common units and general partner interest held by subsidiaries of Teekay. In June 2016, Teekay Offshore agreed with Teekay that, until the Teekay Offshore's Norwegian Kroner bonds maturing in 2018 have been repaid, all cash distributions (other than with respect to incentive distribution rights) to be paid by Teekay Offshore to Teekay or its affiliates, including Teekay Offshore's general partner, will instead be paid in Teekay Offshore common units or from the proceeds of the sale of common units. Teekay Offshore issued Teekay 2.5 million common units (including the general partner's 2% proportionate capital contribution) as a payment-in-kind for the distribution on Teekay Offshore's Series D Preferred Units, common units and general partner interest held by Teekay and its subsidiaries.

(3)
In 2015, in addition to the issuances of equity to third parties noted in the table above, Teekay purchased $30.0 million or 4.5 million shares of Class A common stock of Teekay Tankers for Teekay Tankers to partially finance the acquisition of 12 modern Suezmax tankers from Principal Maritime (see Note 3b), $300.0 million or 14.4 million common units of Teekay Offshore for Teekay Offshore to partially finance the July 1, 2015 acquisition of the Petrojarl Knarr FPSO from Teekay, and $45.5 million or 6.5 million shares of Class B common stock of Teekay Tankers to finance the acquisition of SPT (see Note 3c). These increases in Teekay’s ownership interests in Teekay Tankers and Teekay Offshore have been accounted for as equity transactions. Therefore, no gains or losses were recognized in the Company’s consolidated statements of income as a result of these purchases. However, the carrying amount of the non-controlling interests’ share of Teekay Offshore and Teekay Tankers increased by an aggregate of $168.1 million and retained earnings decreased by $168.1 million to reflect the increase in Teekay’s ownership interest in Teekay Offshore and Teekay Tankers and the increase in the carrying value of Teekay Offshore’s and Teekay Tankers’ total equity. This adjustment to non-controlling interest and retained earnings was primarily the result of Teekay Offshore’s 14.4 million common units being issued to Teekay at fair value, which was significantly greater than the carrying value.

(4)
In August 2014, Teekay Tankers purchased from Teekay a 50% interest in Teekay Tanker Operations Ltd. (or TTOL), which owns conventional tanker commercial management and technical management operations, including the direct ownership in three commercially managed tanker pools, for an aggregate price of approximately $23.5 million, including net working capital. As consideration for this acquisition, Teekay Tankers issued to Teekay 4.2 million Class B common shares. The 4.2 million Class B common shares had an approximate aggregate value of $15.6 million, or $3.70 per share, when the purchase price was agreed to between the parties and an aggregate value of $17.0 million, or $4.03 per share, on the acquisition closing date. The purchase price, for accounting purposes, is based upon the value of the Class B common shares on the acquisition closing date. In addition, Teekay Tankers reimbursed Teekay for $6.5 million of working capital it assumed from Teekay in connection with the purchase. The book value of the assets acquired, including working capital, was $16.9 million on the date of acquisition.

As a result of the public offerings and equity placements of Teekay Tankers, Teekay Offshore and Teekay LNG, the Company recorded increases (decreases) to retained earnings of $9.7 million (2016), $(152.7) million (2015) and $68.4 million (2014). These amounts represent Teekay’s dilution gains (losses) from the issuance of units and shares by these consolidated subsidiaries.